Selected Quarterly Financial Data (Unaudited) (Notes)	12 Months Ended
Dec. 31, 2012
Quarterly Financial Information Disclosure [Abstract]
Selected Quarterly Financial Data (Unaudited)
Selected Quarterly Financial Data (Unaudited)
The following tables present selected unaudited quarterly financial data for the periods ending as indicated (in thousands, except per share data):

	MARCH 31, 2012	JUNE 30, 2012	SEPTEMBER 30, 2012	DECEMBER 31, 2012
Revenues	$1,055,626	$980,866	$952,916	$998,387
Income (loss) from operations (1) (2) (3)	90,408	48,720	(11,545)	53,554
Net income (loss) (1) (2) (3) (4)	53,832	20,564	(33,755)	20,663
Net income (loss) attributable to Bloomin’ Brands, Inc. (1) (2) (3) (4)	49,999	17,440	(35,866)	18,398
Net income (loss) attributable to Bloomin’ Brands, Inc. per common share:
Basic	$0.47	$0.16	$(0.31)	$0.15
Diluted	$0.47	$0.16	$(0.31)	$0.15

	MARCH 31, 2011	JUNE 30, 2011	SEPTEMBER 30, 2011	DECEMBER 31, 2011
Revenues	$1,001,849	$955,502	$928,275	$955,638
Income from operations (5) (6) (7)	90,693	40,754	21,042	60,963
Net income (5) (6) (7)	58,115	16,443	1,368	33,253
Net income attributable to Bloomin’ Brands, Inc. (5) (6) (7)	54,892	14,003	579	30,531
Net income attributable to Bloomin’ Brands, Inc. per common share:
Basic	$0.52	$0.13	$0.01	$0.28
Diluted	$0.52	$0.13	$0.01	$0.28
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(1)	The first quarter of 2012 includes approximately $7.4 million of additional legal and other professional fees mainly resulting from amendment and restatement of a lease between OSI and PRP.

(2)
The third quarter of 2012 includes approximately $42.1 million of transaction-related expenses that relate to costs incurred in association with the completion of the initial public offering in August 2012. These expenses primarily include $34.1 million of certain executive compensation costs and non-cash stock compensation charges recorded upon completion of the initial public offering and an $8.0 million management agreement termination fee (see Notes 3 and 19).

(3)	The fourth quarter of 2012 includes a gain of $3.5 million from the collection of proceeds and other related amounts from the 2009 sale of the Company’s Cheeseburger in Paradise concept (see Note 13).

(4)
During 2012, the Company recorded losses on extinguishment and modification of debt for refinancing transactions of $2.9 million, $9.0 million, and $9.1 million, in the first, third, and fourth quarters, respectively (see Note 11).

(5)	The second quarter of 2011 includes $5.8 million of expense related to a settlement of an IRS assessment of employment taxes.

(6)
The fourth quarter of 2011 includes $33.2 million of Recovery of note receivable from affiliated entity as a result of a settlement agreement with T-Bird that satisfied all outstanding litigation with T-Bird (see Note 19).

(7)	The fourth quarter of 2011 includes a $4.3 million loss from the sale of nine Company-owned Outback Steakhouse restaurants in Japan in October 2011 (see Note 8).